Occidental Announces 1st Quarter 2020 Results

•Enhanced short-term resilience through extensive capital spending and cost reductions
–Continued to reduce 2020 capital program; greater than 50 percent from initial program to between
$2.4 billion - $2.6 billion
–Identified $1.2 billion in operating and overhead cost reductions to be realized in 2020 in addition to achieving $1.1 billion overhead and operating expense synergy target one year ahead of schedule
•First quarter combined production of 1,416 Mboed from continuing operations, exceeding prior guidance midpoint by 31 Mboed
–Permian Resources exceeded guidance, producing 474 Mboed
•Continued operational excellence through record drilling and completion times
•Exceeded pre-tax income guidance for both OxyChem and Midstream and Marketing segments
•In light of the market disruption caused by COVID-19, full-year 2020 guidance has been withdrawn
HOUSTON — May 5, 2020 — Occidental Petroleum Corporation (NYSE:OXY) today announced a net loss attributable to common stockholders for the first quarter of 2020 of $2.2 billion, or $2.49 per diluted share, and an adjusted loss attributable to common stockholders of $467 million, or $0.52 per diluted share. First quarter pre-tax items affecting comparability included approximately $1.4 billion of goodwill impairment charges and equity investment losses mainly related to an equity investment in Western Midstream Partners, LP (WES), $670 million mark-to-market loss on interest rate swaps, $580 million of impairment and related charges on domestic and international oil and gas properties and $150 million of Anadarko acquisition-related transaction costs, partially offset by $1.0 billion of mark-to-market gains on crude oil hedges.

“As the world battles this pandemic, we are focused on preserving the health and safety of our employees and contractors while taking aggressive action to ensure our long-term financial stability. We have identified an additional $1.2 billion in operating and corporate cost savings and reduced our full-year capital budget to between $2.4 billion to $2.6 billion, while protecting the integrity of our assets,” said President and Chief Executive Officer Vicki Hollub. “Our leadership as a low-cost operator, track record of operational excellence and portfolio of world-class assets are competitive advantages that position us for success when market conditions eventually improve.”

QUARTERLY RESULTS

Oil and Gas
Oil and gas pre-tax income for the first quarter was $179 million, compared to $921 million for the fourth quarter of 2019. First quarter results were impacted by the steep decline in oil prices in March triggered by a significant drop in oil demand as governments around the world implemented measures to contain the spread of COVID-19. The first quarter results included approximately $1.0 billion of mark-to-market gains on crude oil hedges, partially offset by $580 million of impairment and related charges mainly related to proved and unproved properties in the U.S. and in Oman. Excluding the mark-to-market gain and impairment charges, the decrease in first quarter results reflected lower commodity prices and higher depreciation, depletion and amortization rates.

Total average daily production volume of 1,416 thousands of barrels of oil equivalent per day (Mboed) for the first quarter exceeded the midpoint of guidance by 31 Mboed, with Permian Resources production of 474 Mboed due to continued improvement in time-to-market and well performance. International average daily production volumes of 241 Mboed came in at the high end of guidance. For the first quarter of 2020, average WTI and Brent marker prices were $46.17 per barrel and $50.95 per barrel, respectively. Average worldwide realized crude oil prices decreased by 16 percent from the prior quarter to $47.08 per barrel. Average worldwide realized NGL prices decreased by 28 percent from the prior quarter to $12.82 per BOE. Average domestic realized gas prices decreased by 27 percent from the prior quarter to $1.18 per Mcf.

OxyChem
Chemical pre-tax income for the first quarter of $186 million exceeded guidance by $36 million. Compared to prior quarter income of $119 million, the increase in first quarter income was primarily due to stronger chlor-alkali sales volumes and favorable feedstock costs, primarily ethylene and natural gas, partially offset by lower realized caustic soda pricing.

Midstream and Marketing
Midstream and marketing pre-tax loss for the first quarter was $1.3 billion, compared to a loss of $769 million for the fourth quarter of 2019. First quarter pre-tax loss included $1.4 billion of impairment charges on the goodwill related to Occidental's equity investment in WES and equity losses from WES's impairments of its goodwill. The goodwill impairments were the result of the significant drop in the market value of WES's unit price during the first quarter. Excluding these charges, the decrease reflected lower income from WES, losses on imbalance provisions due to the decline in crude oil prices and lower Dolphin Pipeline income due to planned maintenance, partially offset by mark-to-market gains in the marketing business.

Supplemental Non-GAAP Measure
This press release refers to adjusted income (loss), a supplemental measure not calculated in accordance with generally accepted accounting principles in the United States (GAAP). A definition of adjusted income (loss) and a reconciliation to net income (loss), the comparable GAAP financial measure, is included in the financial schedules of this press release. Occidental’s definition of adjusted income (loss) may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company with operations in the United States, Middle East and Latin America. We are the largest onshore oil producer in the U.S., including in the Permian Basin, and a leading offshore producer in the Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon dioxide management to advance a lower-carbon world. Visit oxy.com for more information.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, and they include, but are not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Although Occidental believes that the expectations reflected in any of our forward-looking statements are reasonable, actual results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: the extent to which Occidental is able to successfully integrate Anadarko Petroleum Corporation (Anadarko), manage expanded operations and realize the anticipated benefits of combining Occidental and Anadarko; the scope and duration of the COVID-19 pandemic and actions taken by governmental authorities and other third parties in response to the pandemic; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets, repay or refinance debt and the impact of changes to Occidental’s credit ratings; assumptions about energy markets and fluctuations in global and local commodity and commodity-futures prices; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; unexpected changes in costs; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties and liabilities associated with acquired and divested properties and businesses; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties about the estimated quantities of oil, natural gas and natural gas liquids reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling or other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; general economic conditions, including slowdowns, domestically or internationally, and volatility in the securities, capital or credit markets; uncertainty from the expected discontinuance of LIBOR and transition to any other interest rate benchmark; adverse tax consequences; governmental actions and political conditions and events; legislative or regulatory changes; environmental risks and liability under international, provincial, federal, regional, state, tribal, local and foreign environmental laws and regulations (including remedial actions); asset and goodwill impairments; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; the creditworthiness and performance of our counterparties; failure of risk management; Occidental’s ability to retain and hire key personnel; reorganization or restructuring of Occidental’s operations; changes in tax rates; and actions by third parties that are beyond Occidental’s control. The unprecedented nature of the COVID-19 pandemic and recent market decline may make it more difficult to identify potential risks, give rise to risks that are currently unknown or amplify the impact of known risks.

Additional information concerning these and other factors can be found in Occidental’s filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

-----------------------

Occidental Contacts
MEDIA:
Melissa E. Schoeb
melissa_schoeb@oxy.com
713-366-5615

INVESTORS:
Jeff Alvarez
jeff_alvarez@oxy.com
713-215-7864

WEB:
oxy.com

Occidental Petroleum Corporation
1st Quarter 2020
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results Before Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
4.Segment Results After Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
•Reconciliation - Diluted EPS
5.Consolidated Condensed Statements of Operations
6.Consolidated Condensed Balance Sheets
7.Consolidated Condensed Statements of Cash Flows
•Detail of Capital Expenditures and Depreciation, Depletion and Amortization
8.Oil & Gas Net Production Volumes Per Day
•MBOE/D
•By Commodity
9.Oil & Gas Net Sales Volumes Per Day and Realized Prices
•MBOE/D
•Realized Prices and Related Index Prices
10.Oil and Gas Metrics

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

		2019					2020
Quarterly		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net Income (Loss) ($ millions)
Reported income (loss) attributable to common stockholders		$631	$635	$(912)	$(1,339)	$(985)	$(2,232)				$(2,232)
Reported EPS - Diluted ($/share)		$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)				$(2.49)
Effective tax rate on reported income (loss) (%)		26%	33%	(19)%	(5)%	373%	4%				4%

Adjusted income (loss) attributable to common stockholders (Non-GAAP)	(a)	$631	$729	$93	$(269)	$1,184	$(467)				$(467)
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$0.84	$0.97	$0.11	$(0.30)	$1.45	$(0.52)				$(0.52)
Effective tax rate on adjusted income (loss) (%)		26%	30%	51%	84%	36%	10%				10%

Average Shares Outstanding
Basic (millions)		748.9	748.3	845.7	894.9	809.5	896.7				896.7
Diluted (millions)		750.5	749.5	845.7	894.9	809.5	896.7				896.7

Daily Production Volumes
Total US (MBOE/D)		421	446	835	1,145	714	1,175				1,175
US Oil (MBBL/D)		277	289	486	642	425	662				662
Worldwide - Reported (MBOE/D)		719	741	1,155	1,491	1,029	1,498				1,498
Worldwide - Continuing Operations (MBOE/D)		719	741	1,114	1,402	996	1,416				1,416
Worldwide Sales - Continuing Operations (MBOE/D)		713	744	1,116	1,400	996	1,417				1,417

Commodity Price Realizations
Worldwide oil ($/BBL)		$52.62	$58.91	$56.26	$56.21	$56.09	$47.08				$47.08
Worldwide NGL ($/BBL)		$18.14	$18.00	$14.96	$17.78	$17.06	$12.82				$12.82
Domestic gas ($/MCF)		$1.36	$0.23	$1.25	$1.61	$1.31	$1.18				$1.18

Cash Flows - Continuing Operations ($ millions)
Operating cash flow before working capital (Non-GAAP)	(c)	$1,832	$1,771	$330	$2,199	$6,132	$1,414				$1,414
Working capital changes		(884)	242	2,148	(435)	1,071	(190)				(190)
Operating cash flow		$948	$2,013	$2,478	$1,764	$7,203	$1,224				$1,224
Capital expenditures		$(1,259)	$(1,211)	$(1,714)	$(2,171)	$(6,355)	$(1,293)				$(1,293)

		2019					2020
Year-to-date		Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net Income (Loss) ($ millions)
Reported income (loss) attributable to common stockholders		$631	$1,266	$354	$(985)		$(2,232)
Reported EPS - Diluted ($/share)		$0.84	$1.68	$0.45	$(1.22)		$(2.49)
Effective tax rate on reported income (loss) (%)		32%	30%	55%	373%		4%

Adjusted income (loss) attributable to common stockholders (Non-GAAP)	(a)	$631	$1,360	$1,453	$1,184		$(467)
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$0.84	$1.80	$1.85	$1.45		$(0.52)
Effective tax rate on adjusted income (loss) (%)		26%	29%	33%	36%		10%

Average Shares Outstanding
Basic (millions)		748.9	748.7	781.1	809.5		896.7
Diluted (millions)		750.5	750.0	782.2	809.5		896.7

Daily Production Volumes
Total US (MBOE/D)		421	434	569	714		1,175
US Oil (MBBL/D)		277	283	351	425		662
Worldwide - Reported (MBOE/D)		719	730	874	1,029		1,498
Worldwide - Continuing Operations (MBOE/D)		719	730	860	996		1,416
Worldwide Sales - Continuing Operations (MBOE/D)		713	728	859	996		1,417

Commodity Price Realizations
Worldwide oil ($/BBL)		$52.62	$55.86	$56.02	$56.09		$47.08
Worldwide NGL ($/BBL)		$18.14	$18.07	$16.62	$17.06		$12.82
Domestic gas ($/MCF)		$1.36	$0.77	$1.05	$1.31		$1.18

Cash Flows - Continuing Operations ($ millions)
Operating cash flows before working capital (Non-GAAP)	(c)	$1,832	$3,603	$3,933	$6,132		$1,414
Working capital changes		(884)	(642)	1,506	1,071		(190)
Operating cash flow		$948	$2,961	$5,439	$7,203		$1,224
Capital expenditures		$(1,259)	$(2,470)	$(4,184)	$(6,355)		$(1,293)

(a) See schedule 3 for non-GAAP reconciliation.
(b) See schedule 4 for non-GAAP reconciliation.
(c) See schedule 7 for non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(amounts in millions)

	2019					2020
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$—	$—	$(285)	$(3)	$(288)	$(317)				$(317)
Asset sales gains, net	—	—	—	475	475	—				—
Oil collars MTM	—	—	75	(182)	(107)	952				952
Total Domestic	—	—	(210)	290	80	635				635
Foreign
Asset impairments	—	—	(40)	1	(39)	(264)				(264)
Total Foreign	—	—	(40)	1	(39)	(264)				(264)
Total Oil and Gas	—	—	(250)	291	41	371				371

Chemical
No items affecting comparability	—	—	—	—	—	—				—
Total Chemical	—	—	—	—	—	—				—

Midstream & Marketing
Asset and equity investment sales gains, net	—	—	111	3	114	—				—
WES stand up and other asset impairments	—	—	—	(1,002)	(1,002)	(1,458)				(1,458)
Interest rate swap MTM, net	—	—	—	30	30	—				—
Total Midstream & Marketing	—	—	111	(969)	(858)	(1,458)				(1,458)

Corporate
Anadarko acquisition-related costs	—	(50)	(924)	(673)	(1,647)	(148)				(148)
Bridge loan financing fees	—	(57)	(65)	—	(122)	—				—
Acquisition-related pension & termination benefits	—	—	20	17	37	—				—
Interest rate swap MTM, net	—	—	(53)	175	122	(669)				(669)
Other charges and asset impairments	—	—	—	(22)	(22)	—				—
Warrants gains MTM	—	—	20	61	81	84				84
Total Corporate	—	(107)	(1,002)	(442)	(1,551)	(733)				(733)

State tax rate revaluation	—	—	(23)	5	(18)	—				—
Income taxes	—	13	174	58	245	55				55
Loss from continuing operations	—	(94)	(990)	(1,057)	(2,141)	(1,765)				(1,765)
Net loss attributable to noncontrolling interests	—	—	—	(13)	(13)	—				—
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—				—
Total	$—	$(94)	$(1,005)	$(1,070)	$(2,169)	$(1,765)				$(1,765)

	2019					2020
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset impairments	$—	$—	$(223)	$(1)	$(224)	$(246)				$(246)
Asset and equity investment sales gains	—	—	—	369	369	—				—
Oil collars MTM	—	—	58	(141)	(83)	741				741
Total Domestic	—	—	(165)	227	62	495				495
Foreign
Asset impairments	—	—	(40)	1	(39)	(264)				(264)
Total Foreign	—	—	(40)	1	(39)	(264)				(264)
Total Oil and Gas	—	—	(205)	228	23	231				231

Chemical
No items affecting comparability	—	—	—	—	—	—				—
Total Chemical	—	—	—	—	—	—				—

Midstream & Marketing
Asset and equity sales gains	—	—	87	2	89	—				—
WES stand up and other asset impairments	—	—	—	(997)	(997)	(1,443)				(1,443)
Interest rate swap MTM, net	—	—	—	26	26	—				—
Total Midstream & Marketing	—	—	87	(969)	(882)	(1,443)				(1,443)

Corporate
Anadarko acquisition-related costs	—	(50)	(792)	(514)	(1,356)	(115)				(115)
Bridge loan financing fees	—	(44)	(51)	—	(95)	—				—
Acquisition-related pension & termination benefits	—	—	16	13	29	—				—
Interest rate swap MTM, net	—	—	(42)	137	95	(522)				(522)
Other charges and asset impairments	—	—	—	(18)	(18)	—				—
Warrants gains MTM	—	—	20	61	81	84				84
Total Corporate	—	(94)	(849)	(321)	(1,264)	(553)				(553)

State tax rate revaluation	—	—	(23)	5	(18)	—				—
Loss from continuing operations	—	(94)	(990)	(1,057)	(2,141)	(1,765)				(1,765)
Net loss attributable to noncontrolling interests	—	—	—	(13)	(13)	—				—
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—				—
Total	$—	$(94)	$(1,005)	$(1,070)	$(2,169)	$(1,765)				$(1,765)

SCHEDULE 3
Occidental Petroleum Corporation
Segment Results Before Tax Allocations
(amounts in millions, except per share and effective tax rate amounts)

	2019					2020
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$54	$153	$(79)	$710	$838	$233				$233
Foreign	454	596	344	289	1,683	(17)				(17)
Exploration	(24)	(23)	(44)	(78)	(169)	(37)				(37)
Total Oil & Gas	484	726	221	921	2,352	179				179
Chemical	265	208	207	119	799	186				186
Midstream & Marketing	279	331	400	(769)	241	(1,287)				(1,287)
Segment income (loss)	1,028	1,265	828	271	3,392	(922)				(922)
Corporate
Interest	(83)	(143)	(360)	(416)	(1,002)	(352)				(352)
Other	(89)	(181)	(1,089)	(845)	(2,204)	(821)				(821)
Income (loss) from continuing operations before taxes	856	941	(621)	(990)	186	(2,095)				(2,095)
Taxes
Federal and state	(74)	(38)	181	(35)	34	90				90
Foreign	(151)	(268)	(297)	(11)	(727)	(8)				(8)
Income (loss) from continuing operations	631	635	(737)	(1,036)	(507)	(2,013)				(2,013)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—				—
Net income (loss)	631	635	(752)	(1,036)	(522)	(2,013)				(2,013)
Less: Net loss attributable to noncontrolling interests	—	—	(42)	(103)	(145)	—				—
Less: Preferred stock dividends	—	—	(118)	(200)	(318)	(219)				(219)
Net income (loss) attributable to common stockholders	$631	$635	$(912)	$(1,339)	$(985)	$(2,232)				$(2,232)
Reported diluted earnings per share	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)				$(2.49)
Effective Tax Rate	26%	33%	(19)%	(5)%	373%	4%				4%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1				YTD
Oil & Gas
Domestic	$—	$—	$(210)	$290	$80	$635				$635
Foreign	—	—	(40)	1	(39)	(264)				(264)
Exploration	—	—	—	—	—	—				—
Total Oil & Gas	—	—	(250)	291	41	371				371
Chemical	—	—	—	—	—	—				—
Midstream & Marketing	—	—	111	(969)	(858)	(1,458)				(1,458)
Segment income (loss)	—	—	(139)	(678)	(817)	(1,087)				(1,087)
Corporate
Interest	—	(57)	(65)	—	(122)	—				—
Other	—	(50)	(937)	(442)	(1,429)	(733)				(733)
Income (loss) from continuing operations before taxes	—	(107)	(1,141)	(1,120)	(2,368)	(1,820)				(1,820)
Taxes
Federal and state	—	13	151	63	227	55				55
Foreign	—	—	—	—	—	—				—
Income (loss) from continuing operations	—	(94)	(990)	(1,057)	(2,141)	(1,765)				(1,765)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—				—
Net income (loss)	—	(94)	(1,005)	(1,057)	(2,156)	(1,765)				(1,765)
Less: Net loss attributable to noncontrolling interests	—	—	—	(13)	(13)	—				—
Less: Preferred stock dividends	—	—	—	—	—	—				—
Net income (loss) attributable to common stockholders	$—	$(94)	$(1,005)	$(1,070)	$(2,169)	$(1,765)				$(1,765)

Adjusted Income (Loss) (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1				TY
Oil & Gas
Domestic	$54	$153	$131	$420	$758	$(402)				$(402)
Foreign	454	596	384	288	1,722	247				247
Exploration	(24)	(23)	(44)	(78)	(169)	(37)				(37)
Total Oil & Gas	484	726	471	630	2,311	(192)				(192)
Chemical	265	208	207	119	799	186				186
Midstream & Marketing	279	331	289	200	1,099	171				171
Adjusted segment income	1,028	1,265	967	949	4,209	165				165
Corporate
Interest	(83)	(86)	(295)	(416)	(880)	(352)				(352)
Other	(89)	(131)	(152)	(403)	(775)	(88)				(88)
Adjusted income from continuing operations before taxes	856	1,048	520	130	2,554	(275)				(275)
Taxes
Federal and state	(74)	(51)	30	(98)	(193)	35				35
Foreign	(151)	(268)	(297)	(11)	(727)	(8)				(8)
Adjusted income	631	729	253	21	1,634	(248)				(248)
Less: Net loss attributable to noncontrolling interests	—	—	(42)	(90)	(132)	—				—
Less: Preferred stock dividends	—	—	(118)	(200)	(318)	(219)				(219)
Adjusted income (loss) attributable to common stockholders	$631	$729	$93	$(269)	$1,184	$(467)				$(467)
Adjusted diluted earnings per share (Non-GAAP)	$0.84	$0.97	$0.11	$(0.30)	$1.45	$(0.52)				$(0.52)
Effective Tax Rate	26%	30%	51%	84%	36%	10%				10%
(a) Non-GAAP Measure Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4
Occidental Petroleum Corporation
Segment Results After Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2019					2020
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$42	$119	$(63)	$554	$652	$182				$182
Foreign	248	351	165	179	943	(85)				(85)
Exploration	(22)	(21)	(40)	(72)	(155)	(32)				(32)
Total Oil & Gas	268	449	62	661	1,440	65				65
Chemical	205	159	161	83	608	142				142
Midstream & Marketing	227	274	352	(809)	44	(1,306)				(1,306)
Segment income (loss)	700	882	575	(65)	2,092	(1,099)				(1,099)
Corporate
Interest	(83)	(130)	(295)	(416)	(924)	(352)				(352)
Other	(89)	(181)	(1,024)	(845)	(2,139)	(641)				(641)
Taxes	103	64	7	290	464	79				79
Income (loss) from continuing operations	631	635	(737)	(1,036)	(507)	(2,013)				(2,013)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—				—
Net income (loss)	631	635	(752)	(1,036)	(522)	(2,013)				(2,013)
Less: Net loss attributable to noncontrolling interests	—	—	(42)	(103)	(145)	—				—
Less: Preferred stock dividends	—	—	(118)	(200)	(318)	(219)				(219)
Net income (loss) attributable to common stockholders	$631	$635	$(912)	$(1,339)	$(985)	$(2,232)				$(2,232)

Reported diluted earnings per share	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)				$(2.49)

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$—	$—	$(165)	$227	$62	$495				$495
Foreign	—	—	(40)	1	(39)	(264)				(264)
Exploration	—	—	—	—	—	—				—
Total Oil & Gas	—	—	(205)	228	23	231				231
Chemical	—	—	—	—	—	—				—
Midstream & Marketing	—	—	87	(969)	(882)	(1,443)				(1,443)
Segment income (loss)	—	—	(118)	(741)	(859)	(1,212)				(1,212)
Corporate
Interest	—	(44)	(51)	—	(95)	—				—
Other	—	(50)	(798)	(321)	(1,169)	(553)				(553)
Taxes	—	—	(23)	5	(18)	—				—
Income (loss) from continuing operations	—	(94)	(990)	(1,057)	(2,141)	(1,765)				(1,765)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—				—
Net income (loss)	—	(94)	(1,005)	(1,057)	(2,156)	(1,765)				(1,765)
Less: Net loss attributable to noncontrolling interests	—	—	—	(13)	(13)	—				—
Less: Preferred stock dividends	—	—	—	—	—	—				—
Net income (loss) attributable to common stockholders	$—	$(94)	$(990)	$(1,070)	$(2,169)	$(1,765)				$(1,765)

Adjusted Income (Loss) (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$42	$119	$102	$327	$590	$(313)				$(313)
Foreign	248	351	205	178	982	179				179
Exploration	(22)	(21)	(40)	(72)	(155)	(32)				(32)
Total Oil & Gas	268	449	267	433	1,417	(166)				(166)
Chemical	205	159	161	83	608	142				142
Midstream & Marketing	227	274	265	160	926	137				137
Segment income	700	882	693	676	2,951	113				113
Corporate
Interest	(83)	(86)	(244)	(416)	(829)	(352)				(352)
Other	(89)	(131)	(226)	(524)	(970)	(88)				(88)
Taxes	103	64	30	285	482	79				79
Adjusted income (loss)	631	729	253	21	1,634	(248)				(248)
Less: Adjusted loss attributable to noncontrolling interests	—	—	(42)	(90)	(132)	—				—
Less: Preferred stock dividends	—	—	(118)	(200)	(318)	(219)				(219)
Adjusted income (loss) attributable to common stockholders	$631	$729	$93	$(269)	$1,184	$(467)				$(467)

Adjusted diluted earnings per share (Non-GAAP)	$0.84	$0.97	$0.11	$(0.30)	$1.45	$(0.52)				$(0.52)

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)				$(2.49)
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$—	$—	$(0.19)	$0.25	$0.08	$0.55				$0.55
Foreign	—	—	(0.05)	—	(0.05)	(0.29)				(0.29)
Exploration	—	—	—	—	—	—				—
Chemical	—	—	—	—	—	—				—
Midstream & Marketing	—	—	0.10	(1.09)	(1.09)	(1.61)				(1.61)
WES	—	—	—	—	—	—				—
Corporate
Interest	—	(0.06)	(0.06)	—	(0.12)	—				—
Other	—	(0.07)	(0.94)	(0.36)	(1.44)	(0.62)				(0.62)
Taxes	—	—	(0.03)	0.01	(0.02)	—				—
Discontinued Operations	—	—	(0.02)	—	(0.02)	—				—
Net loss attributable to noncontrolling interests	—	—	—	(0.01)	(0.01)	—				—
Total After-Tax Adjustments for Items Affecting Comparability	$—	$(0.13)	$(1.19)	$(1.20)	$(2.67)	$(1.97)				$(1.97)

Adjusted Diluted Earnings Per Share (Non-GAAP)	$0.84	$0.97	$0.11	$(0.30)	$1.45	$(0.52)				$(0.52)

Average Diluted Shares Outstanding (millions)	750.5	749.5	845.7	894.9	809.5	896.7				896.7
The difference between reported average diluted shares outstanding and adjusted average diluted shares outstanding is immaterial and does not impact the calculation of adjusted earnings per share. As such, adjusted earnings per share is calculated as adjusted income (loss) divided by reported average diluted shares outstanding.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(amounts in millions, except per-share amounts)

	2019					2020
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$2,351	$2,718	$3,821	$4,533	$13,423	$4,857				$4,857
Chemical	1,059	998	1,071	974	4,102	962				962
Midstream & Marketing	816	909	1,163	1,244	4,132	790				790
Eliminations	(222)	(205)	(368)	(469)	(1,264)	(199)				(199)
Total	4,004	4,420	5,687	6,282	20,393	6,410				6,410
Interest, dividends and other income	78	41	56	42	217	34				34
Gains on sale of assets, net	7	15	128	472	622	7				7
Total	4,089	4,476	5,871	6,796	21,232	6,451				6,451

COSTS AND OTHER DEDUCTIONS
Oil and gas operating expense	645	717	962	922	3,246	1,046				1,046
Transportation expense	31	33	217	340	621	558				558
Chemical and midstream costs of sales	669	636	741	745	2,791	612				612
Purchased commodities	365	431	441	442	1,679	393				393
Selling, general and administrative	140	163	242	337	882	260				260
Other operating and non-operating expense	238	260	363	564	1,425	195				195
Taxes other than on income	111	123	198	275	707	182				182
Depreciation, depletion and amortization	973	1,031	1,706	2,271	5,981	2,242				2,242
Asset impairments and other charges	—	—	325	1,036	1,361	1,803				1,803
Anadarko acquisition-related costs	—	50	924	673	1,647	148				148
Exploration expense	36	35	63	112	246	37				37
Interest and debt expense, net	98	153	381	434	1,066	352				352
Total	3,306	3,632	6,563	8,151	21,652	7,828				7,828
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	783	844	(692)	(1,355)	(420)	(1,377)				(1,377)
OTHER ITEMS
Gains (losses) on interest rate swaps and warrants, net	—	—	(33)	266	233	(585)				(585)
Income (loss) from equity investments	73	97	104	99	373	(133)				(133)
Total	73	97	71	365	606	(718)				(718)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	856	941	(621)	(990)	186	(2,095)				(2,095)
Income tax expense (benefit)	(225)	(306)	(116)	(46)	(693)	82				82
INCOME (LOSS) FROM CONTINUING OPERATIONS	631	635	(737)	(1,036)	(507)	(2,013)				(2,013)
Discontinued operations, net of taxes	—	—	(15)	—	(15)	—				—
NET INCOME (LOSS)	631	635	(752)	(1,036)	(522)	(2,013)				(2,013)
Less: Net loss attributable to noncontrolling interests	—	—	(42)	(103)	(145)	—				—
Less: Preferred stock dividend	—	—	(118)	(200)	(318)	(219)				(219)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$631	$635	$(912)	$(1,339)	$(985)	$(2,232)				$(2,232)

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$0.84	$0.84	$(1.06)	$(1.50)	$(1.20)	$(2.49)				$(2.49)
Discontinued operations, net	—	—	(0.02)	—	(0.02)	—				—
BASIC EARNINGS PER COMMON SHARE	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)				$(2.49)

DILUTED EARNINGS PER COMMON SHARE	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)	$(2.49)				$(2.49)

DIVIDENDS PER COMMON SHARE	$0.78	$0.78	$0.79	$0.79	$3.14	$0.79				$0.79

AVERAGE COMMON SHARES OUTSTANDING
BASIC	748.9	748.3	845.7	894.9	809.5	896.7				896.7
DILUTED	750.5	749.5	845.7	894.9	809.5	896.7				896.7

SCHEDULE 6
Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(amounts in millions)

	2019				2020
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,752	$1,751	$4,840	$3,032	$2,021
Restricted cash and restricted cash equivalents	—	—	454	480	242
Trade receivables, net	5,310	5,273	5,854	6,373	2,458
Inventories	1,484	1,582	1,601	1,447	1,436
Assets held for sale	—	—	6,445	6,026	5,732
Other current assets	724	819	1,750	1,323	2,220
Total current assets	9,270	9,425	20,944	18,681	14,109

INVESTMENTS IN UNCONSOLIDATED ENTITIES	1,725	1,777	3,684	6,389	6,050

PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	75,813	77,004	136,925	122,347	123,462
Accumulated depreciation, depletion and amortization	(43,913)	(44,889)	(46,804)	(41,878)	(44,389)
Net property, plant and equipment	31,900	32,115	90,121	80,469	79,073

OPERATING LEASE ASSETS	684	681	1,078	1,385	1,193
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	793	765	1,155	2,406	1,218
INTANGIBLES, NET	8	7	2,387	—	—
GOODWILL - WES Midstream	—	—	6,074	—	—
TOTAL ASSETS	$44,380	$44,770	$125,443	$109,330	$101,643

CURRENT LIABILITIES
Current maturities of long-term debt	$116	$116	$31	$51	$2,464
Current operating lease liabilities	240	252	463	569	453
Accounts payable	5,261	5,445	6,789	7,017	3,845
Accrued liabilities	1,920	2,067	5,175	5,302	3,310
Accrued income taxes	—	—	1,036	—	—
Liabilities of assets held for sale	—	—	2,203	2,010	1,891
Total current liabilities	7,537	7,880	15,697	14,949	11,963

LONG-TERM DEBT, NET
Long-term debt, net - Occidental	10,203	10,155	39,946	38,537	36,058
Long-term debt, net - WES Midstream	—	—	7,637	—	—
Total long-term debt, net	10,203	10,155	47,583	38,537	36,058
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	918	950	9,920	9,717	9,403
Asset retirement obligations	1,430	1,433	4,164	4,385	4,428
Pension and postretirement obligations	816	819	1,927	1,807	1,968
Environmental remediation reserves	755	764	905	1,035	1,017
Operating lease liabilities	465	445	676	854	768
Other	1,020	977	3,566	3,814	4,743
Total deferred credits and other liabilities	5,404	5,388	21,158	21,612	22,327
EQUITY
Preferred stock, $1.00 per share par value	—	—	9,762	9,762	9,762
Common stock, $.20 per share par value	179	179	209	209	210
Treasury stock	(10,653)	(10,653)	(10,653)	(10,653)	(10,653)
Additional paid-in capital	8,083	8,157	14,867	14,955	15,081
Retained earnings	23,795	23,848	22,227	20,180	17,229
Accumulated other comprehensive loss	(168)	(184)	(332)	(221)	(334)
Total stockholder's equity	21,236	21,347	36,080	34,232	31,295
Noncontrolling interest	—	—	4,925	—	—
Total equity	21,236	21,347	41,005	34,232	31,295

TOTAL LIABILITIES AND EQUITY	$44,380	$44,770	$125,443	$109,330	$101,643

SCHEDULE 7
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(amounts in millions)

	2019					2020
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW FROM CONTINUING OPERATIONS
Net income (loss)	$631	$635	$(752)	$(1,036)	$(522)	$(2,013)				$(2,013)
Depreciation, depletion and amortization (see detail below)	973	1,031	1,706	2,271	5,981	2,242				2,242
Deferred income tax provision (benefit)	10	37	(1,097)	23	(1,027)	(218)				(218)
Asset impairments and other non-cash charges	218	68	473	941	1,700	1,403				1,403
Operating cash flow from continuing operations before working capital (NON-GAAP) (see below)	1,832	1,771	330	2,199	6,132	1,414				1,414
Working capital changes	(884)	242	2,148	(435)	1,071	(190)				(190)
Operating cash flow from continuing operations (GAAP)	948	2,013	2,478	1,764	7,203	1,224				1,224

INVESTING CASH FLOW FROM CONTINUING OPERATIONS
Capital expenditures (see detail below)	(1,259)	(1,211)	(1,714)	(2,171)	(6,355)	(1,293)				(1,293)
Payments for purchases of assets and businesses	(69)	(7)	(27,850)	(162)	(28,088)	(35)				(35)
Sales of assets, net	16	16	4,777	1,334	6,143	112				112
Changes in capital accrual	(51)	(57)	(52)	(122)	(282)	(435)				(435)
Other investing activities	(52)	(29)	(59)	(151)	(291)	142				142
Investing cash flow from continuing operations	(1,415)	(1,288)	(24,898)	(1,272)	(28,873)	(1,509)				(1,509)

FINANCING CASH FLOW FROM CONTINUING OPERATIONS
Cash dividends paid	(591)	(587)	(588)	(858)	(2,624)	(913)				(913)
Purchases of treasury stock	(237)	—	—	—	(237)	—				—
Proceeds from debt - Occidental	—	(108)	21,665	—	21,557	—				—
Proceeds from debt - WES Midstream	—	—	1,240	219	1,459	—				—
Payments of debt - Occidental	—	—	(4,949)	(2,010)	(6,959)	—				—
Payments of debt - WES Midstream	—	—	(1,000)	—	(1,000)	—				—
WES Midstream distribution to noncontrolling interests	—	—	(127)	(130)	(257)	—				—
Proceeds from issuance of preferred stock	—	(50)	10,000	—	9,950	90				90
Other financing activities	14	19	(8)	282	307	(196)				(196)
Financing cash flow from continuing operations	(814)	(726)	26,233	(2,497)	22,196	(1,019)				(1,019)

Cash Flow From Discontinued Operations	—	—	(199)	214	15	94				94

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	(1,281)	(1)	3,614	(1,791)	541	(1,210)				(1,210)
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	3,033	1,752	1,751	5,365	3,033	3,574				3,574
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$1,752	$1,751	$5,365	$3,574	$3,574	$2,364				$2,364

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1				YTD
Oil & Gas
Permian Resources	$(775)	$(747)	$(905)	$(887)	$(3,314)	$(604)				$(604)
Permian EOR	(133)	(135)	(121)	(116)	(505)	(92)				(92)
DJ Basin	—	—	(110)	(210)	(320)	(164)				(164)
Gulf of Mexico	—	—	(47)	(140)	(187)	(102)				(102)
Other Domestic	(6)	(5)	(24)	(46)	(81)	(30)				(30)
Latin America	(34)	(35)	(49)	(55)	(173)	(25)				(25)
Middle East	(155)	(153)	(135)	(124)	(567)	(120)				(120)
Exploration Drilling	(77)	(40)	(75)	(161)	(353)	(100)				(100)
Chemical	(38)	(54)	(56)	(119)	(267)	(41)				(41)
Midstream & Marketing	(26)	(26)	(161)	(248)	(461)	(13)				(13)
Corporate	(15)	(16)	(31)	(65)	(127)	(2)				(2)
Total Capital Expenditures	$(1,259)	$(1,211)	$(1,714)	$(2,171)	$(6,355)	$(1,293)				$(1,293)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1				YTD
Oil & Gas
United States	$570	$615	$1,217	$1,712	$4,114	$1,881				$1,881
Latin America	26	37	37	34	134	45				45
Middle East	199	200	196	151	746	130				130
Chemical	89	92	93	94	368	90				90
Midstream & Marketing	79	76	147	261	563	80				80
Corporate	10	11	16	19	56	16				16
Total Depreciation, Depletion and Amortization	$973	$1,031	$1,706	$2,271	$5,981	$2,242				$2,242

Adjusted Operating Cash Flow From Continuing Operations Before Working Capital (Non-GAAP)			Qtr 3	Qtr 4		Qtr 1
Operating cash flow from continuing operations (GAAP)			$2,478	$1,764		$1,224
Less: Working capital and other, net			(2,148)	435		190
Operating cash flow from continuing operations before working capital (Non-GAAP)			330	2,199		1,414
Add back impacts from:
Tax impact on divestitures			880	(643)		—
Anadarko acquisition-related costs			924	673		148
Adjusted operating cash flow from continuing operations before working capital (Non-GAAP)			$2,134	$2,229		$1,562

SCHEDULE 8
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographical Locations
TOTAL REPORTED PRODUCTION

	2019					2020
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	261	289	390	476	355	474				474
Permian EOR	156	153	154	153	154	151				151
DJ Basin	—	—	163	314	120	326				326
Gulf of Mexico	—	—	90	141	58	163				163
Other Domestic	4	4	38	61	27	61				61
Total	421	446	835	1,145	714	1,175				1,175

Latin America	33	35	33	35	34	34				34

Middle East
Al Hosn	82	82	80	83	82	77				77
Dolphin	40	40	44	43	42	40				40
Oman	91	86	88	92	89	90				90
Qatar	52	52	34	4	35	—				—
Total	265	260	246	222	248	207				207

TOTAL CONTINUING OPERATIONS PRODUCTION	719	741	1,114	1,402	996	1,416				1,416

DISCONTINUED OPERATIONS - AFRICA	—	—	41	89	33	82				82

TOTAL REPORTED PRODUCTION	719	741	1,155	1,491	1,029	1,498				1,498

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	157	170	221	273	207	273				273
Permian EOR	118	117	116	117	117	115				115
DJ Basin	—	—	64	120	46	121				121
Gulf of Mexico	—	—	75	117	48	136				136
Other Domestic	2	2	10	15	7	17				17
Total	277	289	486	642	425	662				662
NGL (MBBL)
Permian Resources	49	58	88	106	74	101				101
Permian EOR	30	29	30	29	30	30				30
DJ Basin	—	—	38	73	28	79				79
Gulf of Mexico	—	—	7	10	4	12				12
Other Domestic	—	—	5	9	4	8				8
Total	79	87	168	227	140	230				230
Natural Gas (MMCF)
Permian Resources	330	364	488	580	442	600				600
Permian EOR	46	44	45	41	44	33				33
DJ Basin	—	—	364	727	275	756				756
Gulf of Mexico	—	—	50	86	34	90				90
Other Domestic	13	11	138	223	98	216				216
Total	389	419	1,085	1,657	893	1,695				1,695

Latin America
Oil (MBBL)	32	34	32	34	33	33				33
Natural Gas (MMCF)	7	7	8	8	8	8				8

Middle East
Oil (MBBL)
Al Hosn	14	14	14	14	14	13				13
Dolphin	6	7	7	7	7	6				6
Oman	68	65	66	67	66	67				67
Qatar	52	52	34	4	35	—				—
Total	140	138	121	92	122	86				86
NGL (MBBL)
Al Hosn	26	26	25	26	26	25				25
Dolphin	8	8	8	8	8	8				8
Total	34	34	33	34	34	33				33
Natural Gas (MMCF)
Al Hosn	250	251	246	257	251	234				234
Dolphin	154	152	171	166	161	155				155
Oman	140	125	133	152	138	139				139
Total	544	528	550	575	550	528				528

SCHEDULE 9
Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2019					2020
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	421	446	835	1,145	714	1,175				1,175

Latin America	28	38	36	33	34	36				36

Middle East
Al Hosn	82	82	80	83	82	77				77
Dolphin	39	41	44	43	42	40				40
Oman	91	85	87	92	89	89				89
Qatar	52	52	34	4	35	—				—
Total	264	260	245	222	248	206				206

TOTAL CONTINUING OPERATIONS SALES	713	744	1,116	1,400	996	1,417				1,417

DISCONTINUED OPERATIONS - AFRICA	—	—	41	89	33	78				78

TOTAL REPORTED SALES	713	744	1,157	1,489	1,029	1,495				1,495

REALIZED PRICES
United States
Oil ($/BBL)	$48.38	$55.14	$54.90	$56.00	$54.31	$45.71				$45.71
NGL ($/BBL)	$16.79	$16.28	$13.91	$17.25	$16.03	$11.98				$11.98
Natural Gas ($/MCF)	$1.36	$0.23	$1.25	$1.61	$1.31	$1.18				$1.18

Latin America
Oil ($/BBL)	$55.52	$62.66	$54.98	$54.96	$57.26	$47.20				$47.20
Natural Gas ($/MCF)	$7.37	$7.01	$7.05	$6.69	$7.01	$6.62				$6.62

Middle East
Oil ($/BBL)	$60.50	$65.83	$62.17	$58.14	$61.96	$57.75				$57.75
NGL ($/BBL)	$21.30	$22.50	$20.22	$21.26	$21.31	$18.85				$18.85

Total Worldwide
Oil ($/BBL)	$52.62	$58.91	$56.26	$56.21	$56.09	$47.08				$47.08
NGL ($/BBL)	$18.14	$18.00	$14.96	$17.78	$17.06	$12.82				$12.82
Natural Gas ($/MCF)	$1.55	$1.03	$1.38	$1.63	$1.45	$1.32				$1.32

Index Prices
WTI Oil ($/BBL)	$54.90	$59.82	$56.45	$56.96	$57.03	$46.17				$46.17
Brent Oil ($/BBL)	$63.90	$68.32	$62.01	$62.50	$64.18	$50.95				$50.95
NYMEX Natural Gas ($/MCF)	$3.24	$2.67	$2.27	$2.50	$2.67	$2.05				$2.05

Percentage of Index Prices
Worldwide oil as a percentage of WTI	96%	98%	100%	99%	98%	102%				102%
Worldwide oil as a percentage of Brent	82%	86%	91%	90%	87%	92%				92%
Worldwide NGL as a percentage of WTI	33%	30%	27%	31%	30%	28%				28%
Worldwide NGL as a percentage of Brent	28%	26%	24%	28%	27%	25%				25%
Domestic gas as a percentage of NYMEX	42%	9%	55%	64%	49%	58%				58%

SCHEDULE 10
Occidental Petroleum Corporation
Oil & Gas Metrics

	2019					2020
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$11.83	$11.16	$8.45	$6.84	$8.71	$6.70				$6.70
Latin America	$14.00	$9.94	$14.58	$14.68	$13.18	$12.30				$12.30
Middle East	$9.73	$9.59	$11.22	$9.49	$10.01	$11.07				$11.07
Total Oil and Gas	$11.14	$10.55	$9.26	$7.45	$9.19	$7.48				$7.48

Transportation costs ($/BOE)
United States	$0.07	$0.07	$2.97	$3.92	$2.48	$4.21				$4.21
Total Oil and Gas	$0.42	$0.43	$2.41	$3.31	$2.01	$3.59				$3.59

Taxes other than on income ($/BOE)
United States	$2.79	$2.89	$2.40	$2.32	$2.50	$1.65				$1.65
Total Oil and Gas	$1.68	$1.76	$1.82	$1.91	$1.81	$1.38				$1.38

DD&A expense ($/BOE)
United States	$15.04	$15.16	$15.84	$16.23	$15.78	$17.72				$17.72
Latin America	$10.38	$10.58	$11.00	$11.37	$10.85	$13.76				$13.76
Middle East	$8.40	$8.44	$8.71	$7.42	$8.27	$6.97				$6.97
Total Oil and Gas	$12.40	$12.58	$14.12	$14.72	$13.74	$16.06				$16.06

G&A and other operating expenses ($/BOE)	$4.00	$3.54	$3.77	$3.76	$3.79	$2.65				$2.65

O&G MTM (Gain) Loss - Collars and CO2 ($ millions)	$(69)	$3	$(64)	$145	$15	$(870)				$(870)

Exploration Expense ($ millions)
United States	$16	$15	$31	$37	$99	$21				$21
Latin America	1	9	7	28	45	(3)				(3)
Middle East	19	11	25	47	102	19				19
Total Exploration Expense	$36	$35	$63	$112	$246	$37				$37